EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Thayer Ventures Acquisition Corporation (the “Company”) on Form 10-Q for the period from July 31, 2020 (inception) through September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Farrell, Co-Chief Executive Officer, Co-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 22, 2021	/S/ MARK FARRELL
	Name:	Mark Farrell
	Title:	Co-Chief Executive Officer, Co-President and Chief Financial Officer (Co-Principal Executive Officer and Principal Financial and Accounting Officer)